FIRST NATIONAL®

BANCSHARES, INC.

SHAREHOLDER MEETING

MAY 19, 2008

Forward-Looking Statements

Certain statements in this presentation constitute "forward-looking statements." Forward-looking statements relate to future events or our future financial performance and include statements about the competitiveness of the banking industry, potential regulatory obligations, our entrance and expansion into other markets, our other business strategies and other statements that are not historical facts. Forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Our actual results may differ materially from those anticipated in any forward-looking statements, as they will depend on many factors about which we are unsure, including many factors which are beyond our control.

FIRST NATIONAL

FIRST NATIONAL®

BANCSHARES, INC.

2007: YEAR OF SIGNIFICANT PROGRESS

FIRST NATIONAL

2007: Year of Significant Progress

Growing Our Team



92
136
178
2006
2007
1Q 2008

FIRST NATIONAL

2007: Year of Significant Progress

Growing Our Balance Sheet

($ in thousands)

- Ninth largest financial institution headquartered in South Carolina

Category	Mar. 31, 2008	Dec. 31, 2007*	$Increase	%Increase
Assets	$ 848,348	$ 586,513	$ 261,835	44.6%
Loans	$ 701,512	$ 474,685	$ 226,827	47.8%
Deposits	$ 671,550	$ 471,828	$ 199,722	42.3%

*Excluding CNCP

FIRST NATIONAL

2007: Year of Significant Progress

Growing Our Branch Footprint


Spartanburg
Greenville
Columbia
Charleston


Gastonia
Charlotte
Fayetteville
Greenville
Spartanburg
Rock Hill

2007: Year of Significant Progress

Growing Our Market Share

Rank	Institution	Deposits ($000)	Market Share	Branches
1	Wachovia Corp. (NC)	$6,307,233	22.08 %	63
2	Bank of America Corp. (NC)	4,321,101	15.13	54
3	South Financial Group Inc. (SC)	3,164,542	11.08	26
4	BB&T Corp. (NC)	2,984,612	10.45	44
5	Synovus Financial Corp. (GA)	2,414,764	8.45	21
6	First Citizens Bancorp. (SC)	1,665,349	5.83	52
7	First Financial Holdings Inc. (SC)	929,807	3.26	20
8	SunTrust Banks Inc. (GA)	862,969	3.02	36
9	**First National Bancshares Inc. (SC)**	**643,057**	**2.25**	**11**
10	Palmetto Bancshares Inc. (SC)	449,887	1.58	16

Source: SNL Financial
Deposit data as of 6/30/07
Market share data for Charleston, Greenville, Richland and Spartanburg counties in South Carolina

FIRST NATIONAL

2007: Year of Significant Progress

Expansion Plans – Columbia Market


FIRST NATIONAL
BANK OF THE SOUTH

Lexington Office • Coming Summer 2008!

2007: Year of Significant Progress

Expansion Plans – York County Market



Ft. Mill/Tega Cay Full-Service Branch & Market Headquarters

FIRST NATIONAL

2007: Year of Significant Progress

Growing Our Shareholder Base

- Market Cap of $64 million* (6.4 million shares outstanding)
  (*not including preferred stock of $18 million)
- Added approximately 2.7 million shares and 2,000 shareholders with the Carolina National acquisition
- Active corporate share repurchase program
- Average daily trading volume of 6,391 shares
  (Source: SNL Financial – April 1 through May 15, 2008)

FIRST NATIONAL

FIRST NATIONAL®

BANCSHARES, INC.

2007: YEAR OF FINANCIAL STRENGTH

FIRST NATIONAL®

2007: Year of Financial Strength

Strong Asset Growth

($ in millions)



$236.3
$328.7
$465.4
$586.5
$848.3
2004
2005
2006
2007
1Q 2008
FIRST NATIONAL

2007: Year of Financial Strength

Strong Loan Growth

($ in millions)


CAGR = 36.0%
$188.5
$251.4
$379.5
$494.1
$701.5
2004
2005
2006
2007
1Q 2008

FIRST NATIONAL

2007: Year of Financial Strength

Strong Deposit Growth

($ in millions)


CAGR = 35.0%
$191.8
$271.7
$376.7
$471.8
$671.6
2004
2005
2006
2007
1Q 2008

FIRST NATIONAL

2007: Year of Financial Strength

Strong Capital Growth

($ in millions)



$13.9
$22.0
$26.9
$47.6
$87.7
2004
2005
2006
2007
1Q 2008

2007: Year of Financial Strength

Strong Capital Base

- Well-capitalized at 11.23% as of March 31, 2008
- Cumulative earnings of $13.9 million since inception, including net income of $735,000 for the quarter ended March 31, 2008
- Issued $18 million in 7.25% Noncumulative Convertible Perpetual Preferred Stock in July 2007

FIRST NATIONAL

2007 Year of Financial Strength

Strong Base of Earning Assets

- Federal Reserve has cut interest rates by 325 basis points since September of 2007 including first emergency rate cut (75 bps on January 22, 2008) since September 11, 2001
- Net interest margin of 2.91% for first quarter of 2008 as compared to 3.50% for first quarter of 2007
- Average earning assets of $709.2 million for first quarter ended March 31, 2008 (1bp = $70,000 in earnings)
- Stable to slightly improving outlook for net interest margin assuming unchanged rate environment
- Continue to develop strong infrastructure to support growing customer base

FIRST NATIONAL

FIRST NATIONAL®

BANCSHARES, INC.

BUSINESS MEETING

Please join us for our reception upstairs in the Montgomery Lobby.

2008

Annual Meeting

Nothing Could Be Finer...

Than to be in Carolina



Palmetto Tree,
State Tree



Carolina Wren,
State Bird



Yellow Jessamine,
State Flower

FIRST NATIONAL